Texas Commercial Resources, Inc.

                              INVESTMENT AGREEMENT

           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE OR OTHER SECURITIES AUTHORITIES. THEY MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL AND STATE SECURITIES LAWS.

           THIS INVESTMENT AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO PURCHASE, ANY OF THE SECURITIES DESCRIBED HEREIN BY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES AUTHORITIES, NOR HAVE SUCH AUTHORITIES CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. THE INVESTOR MUST RELY ON ITS OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED. SEE THE RISK FACTORS SET FORTH IN THE ATTACHED DISCLOSURE DOCUMENTS AS EXHIBIT D.

           SEE ADDITIONAL LEGENDS AT SECTIONS 4.7.


     THIS INVESTMENT AGREEMENT (this "Agreement" or "Investment Agreement") is made as of July 1, 2002, by and between Texas Commercial Resources, Inc., a corporation duly organized and existing under the laws of the State of Texas (the "Company"), and the undersigned Investor executing this Agreement ("Investor").

                                    RECITALS:

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue to the Investor, and the Investor shall purchase from the Company, from time to time as provided herein, shares of the Company's Common Stock, as part of an offering of Common Stock by the Company to Investor, for a maximum aggregate offering amount of $8,000,000 (the "Maximum Offering Amount"); and

     WHEREAS, the solicitation of this Investment Agreement and, if accepted by the Company, the offer and sale of the Common Stock are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated under the Act,
Section 4(2) of the Act, and/or upon such other exemption from the registration requirements of the Act as may be available with respect to any or all of the purchases of Common Stock to be made hereunder.

                                     TERMS:

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Certain Definitions. As used in this Agreement (including the recitals above), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Accredited Investor" shall have the meaning set forth in Section 3.1.

     "Act" shall mean the Securities Act of 1933, as amended.

     "Aggregate Issued Shares" equals the aggregate number of shares of Common Stock issued to Investor pursuant to the terms of this Agreement or the Registration Rights Agreement as of a given date, including Put Shares and Warrant Shares.

     "Business Day" shall mean any day during which the Principal Market is open for trading.

     "Calendar Month" shall mean the period of time beginning on the numeric day in question in a calendar month and for Calendar Months thereafter, beginning on the earlier of (i) the same numeric day of the next calendar month or (ii) the last day of the next calendar month. Each Calendar Month shall end on the day immediately preceding the beginning of the next succeeding Calendar Month.

     "Capitalization Schedule" shall have the meaning set forth in Section
3.2.4.

     "Closing" shall mean one of (i) the Investment Commitment Closing and (ii) each closing of a purchase and sale of Common Stock pursuant to Section 2.

     "Closing Bid Price" means, for any security as of any date, the last closing bid price for such security during Normal Trading on the Principal Market for such security reported by such exchange or market, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Company and the Investor in this Offering. If the Company and the Investor in this Offering are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved by an investment banking firm mutually acceptable to the Company and the Investor in this offering and any fees and costs associated therewith shall be paid by the Company.

     "Common Shares" shall mean the shares of Common Stock of the Company.

     "Common Stock" shall mean the common stock of the Company.

     "Delisting Event" shall mean any time during the term of this Investment Agreement, that the Company's Common Stock is not listed for and actively trading on the Pink Sheets, the BBX Bulletin Board, the OTC Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange or is suspended or delisted with respect to the trading of the shares of Common Stock on such market or exchange.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Extended Put Period" shall mean the period of time between the Advance Put Notice Date until the Pricing Period End Date.

     "Ineffective Period" shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (each as defined in the Registration Rights Agreement) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

     "Investment Commitment Opinion of Counsel" shall mean an opinion from Company's independent counsel as to the Investment Commitment Closing.

     "Investment Date" shall mean the date of the Investment Commitment Closing.

     "Major Transaction" shall mean and shall be deemed to have occurred at such time upon any of the following events:

     (i) a consolidation, merger or other business combination or event or transaction following which the holders of Common Stock of the Company immediately preceding such consolidation, merger, combination or event either
(a) no longer hold a majority of the shares of Common Stock of the Company or
(b) no longer have the ability to elect the board of directors of the Company (a "Change of Control"); provided, however, that if the other entity involved in such consolidation, merger, combination or event is a publicly traded company with "Substantially Similar Trading Characteristics" (as defined below) as the Company and the holders of Common Stock are to receive solely Common Stock or no consideration (if the Company is the surviving entity) or solely common stock of such other entity (if such other entity is the surviving entity), such transaction shall not be deemed to be a Major Transaction (provided the surviving entity, if other than the Company, shall have agreed to assume all obligations of the Company under this Agreement and the Registration Rights Agreement). For purposes hereof, an entity shall have Substantially Similar Trading Characteristics as the Company if the average daily dollar Trading Volume of the common stock of such entity is equal to or in excess of $500,000 for the 90th through the 31st day prior to the public announcement of such transaction;


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

     (ii) the sale or transfer of all or substantially all of the Company's assets; or

     (iii) a purchase, tender or exchange offer made to the holders of outstanding shares of Common Stock, such that following such purchase, tender or exchange offer a Change of Control shall have occurred.

     "Market Price" shall equal the volume weighted average price ("VWAP") for the five days having the lowest daily VWAP for the Common Stock on the Principal Market during the Pricing Period for the applicable Put.

     "Normal Trading" shall mean trading that occurs between 9:30 AM and 4:00 PM, New York City Time, on any Business Day, and shall expressly exclude "after hours" trading.

     "Offering" shall mean the Company's offering of Common Stock and Warrants issued under this Investment Agreement.

     "Officer's Certificate" shall mean a certificate, signed by an officer of the Company, to the effect that the representations and warranties of the Company in this Agreement required to be true for the applicable Closing are true and correct in all material respects and all of the conditions and limitations set forth in this Agreement for the applicable Closing are satisfied.

     "Opinion of Counsel" shall mean, as applicable, the Investment Commitment Opinion of Counsel and the Registration Opinion.

     "Pricing Period" shall mean, unless otherwise shortened under the terms of this Agreement, the period beginning on the Business Day immediately following the Put Date and ending on and including the date which is 20 Business Days after such Put Date.

     "Pricing Period End Date" shall mean the last Business Day of any Pricing Period.

     "Principal Market" shall mean the Pink Sheets, the BBX Bulletin Board, the OTC Bulletin Board, the Nasdaq Small Cap Market, the Nasdaq National Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

     "Put Date" shall mean the date that is specified by the Company in any Put Notice for which the Company intends to exercise a Put under Section 2.3.1, unless the Put Date is postponed pursuant to the terms hereof, in which case the "Put Date" is such postponed date.


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

     "Put Dollar Amount" shall be determined by multiplying the Put Share Amount by the respective Put Share Prices with respect to such Put Shares, subject to the limitations herein.

     "Put Shares" shall mean shares of Common Stock that are purchased by the Investor pursuant to a Put.

     "Registrable Securities" shall have the meaning as set forth in the Registration Rights Agreement.

     "Registration Rights Agreement" shall mean that certain registration rights agreement entered into by the Company and Investor on even date herewith, in the form attached hereto as Exhibit A, or such other form as agreed upon by the parties.

     "Registration Statement" shall have the meaning as set forth in the Registration Rights Agreement.

     "Regulation D" shall mean Regulation D promulgated under the Act.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall mean this Investment Agreement, together with the Common Stock of the Company, the Warrants and the Warrant Shares issuable pursuant to this Investment Agreement.

     "Six Month Anniversary" shall mean the date that is the same Numeric Day of the sixth (6th) calendar month after the Investment Date, and the date that is the same Numeric Day of each sixth (6th) calendar month thereafter, provided that if such date is not a Business Day, the next Business Day thereafter.

     "Supplemental Registration Statement" shall have the meaning set forth in the Registration Rights Agreement.

     "Term" shall mean the term of this Agreement, which shall be a period of time beginning on the date of this Agreement and ending on the Termination Date.

     "Termination Date" shall mean the earlier of (i) the date that is two (2) years after the Effective Date, or (ii) the date that is thirty (30) Business Days after the later of (a) the Put Closing Date on which the sum of the aggregate Put Share Price for all Put Shares equal the Maximum Offering Amount,
(b) the date that the Company has delivered a Termination Notice to the Investor, and (c) the date of an Automatic Termination.

     "Trading Volume " shall mean the volume of shares of the Company's Common Stock that trade between 9:30 AM and 4:00 PM, New York City Time, on the Principal Market during any Business Day, and shall expressly exclude any shares trading during "after hours" trading.

     "Transfer Agent Instructions" shall mean the Company's instructions to its transfer agent, substantially in the form attached as Exhibit I, or such other form as agreed upon by the parties.

     "Unlegended Share Certificates" shall mean a certificate or certificates (or electronically delivered shares, as appropriate) (in denominations as instructed by Investor) representing the shares of Common Stock to which the Investor is then entitled to receive, registered in the name of Investor or its nominee (as instructed by Investor) and not containing a restrictive legend or stop transfer order, including but not limited to the Put Shares for the applicable Put and Warrant Shares.

     "VWAP" shall mean the volume-weighted average of the prices at which a security has traded on the security's Principal Market during the relevant time period.

     "Warrant Shares" shall mean the Common Stock issued or issuable upon exercise of the Warrants.

     2.   Purchase and Sale of Common Stock.

          2.1  Offer to Subscribe.

     Subject to the terms and conditions herein and the satisfaction of the conditions to closing set forth in Sections 2.2 and 2.3 below, Investor hereby agrees to purchase such amounts of Common Stock and accompanying Warrants as the Company may, in its sole and absolute discretion, from time to time elect to issue and sell to Investor according to one or more Puts pursuant to Section 2.3 below.

          2.2  Investment Commitment.

               2.2.1 Investment Commitment Closing. The closing of this Agreement (the "Investment Commitment Closing") shall be deemed to occur when this Agreement and the Registration Rights Agreement have been executed by both Investor and the Company, the Transfer Agent Instructions have been executed by both the Company and the Transfer Agent, and the other Conditions to Investor's Obligations set forth in Section 2.2.2 below have been met.

               2.2.2 Conditions to Investor's Obligations. As a prerequisite to the Investment Commitment Closing and the Investor's obligations hereunder, all of the following (the "Conditions to Investor's Obligations") shall have been satisfied prior to or concurrently with the Company's execution and delivery of this Agreement:

          (a)  the following documents shall have been delivered to the
               Investor: (i) the Registration Rights Agreement (executed by the Company and Investor), (ii) the Investment Commitment Opinion of Counsel (signed by the Company's counsel), (iii) the Transfer Agent Instructions (executed by the Company and the Transfer Agent), and (iv) a Secretary's Certificate as to (A) the resolutions of the Company's board of directors authorizing this transaction, (B) the Company's Certificate of Good Standing, Articles of Incorporation, and (C) the Company's Bylaws;


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

          (b) this Investment Agreement, accepted by the Company, shall have been received by the Investor;

          (c) the Company agrees that the Company's Common Stock shall be listed for trading and actually trading on a Principal Market prior to the first Put Date;

          (d) other than continuing losses, if any, described in the Risk Factors set forth in the Disclosure Documents (provided for in Section 3.2.4), as of the Closing there have been no material adverse changes in the Company's business prospects or financial condition since the date of the last balance sheet included in the Disclosure Documents, including but not limited to incurring material liabilities; and

          (e) the representations and warranties of the Company in this Agreement shall be true and correct in all material respects and the conditions to Investor's obligations set forth in this
               Section 2.2.2 shall have been satisfied as of such Closing; and the Company shall deliver an Officer's Certificate, signed by an officer of the Company, to such effect to the Investor.

     2.3 Puts of Common Shares to the Investor.

     2.3.1 Procedure to Exercise a Put. Subject to the Individual Put Limit, the Maximum Offering Amount, the 9.9% Limitation, and the Cap Amount (if applicable), and the other conditions and limitations set forth in this Agreement, at any time beginning on the date on which the Registration Statement is declared effective by the SEC (the "Effective Date"), the Company may, in its sole and absolute discretion, elect to exercise one or more Puts according to the following procedure, provided that each subsequent Put Date after the first Put Date shall be no sooner than five (5) Business Days following the preceding Pricing Period End Date:

     (a) Delivery of Advance Put Notice. At least ten (10) Business Days but not more than twenty (20) Business Days prior to any intended Put Date (unless otherwise agreed in writing by the Investor), the Company shall deliver advance written notice (the "Advance Put Notice," the form of which is attached hereto as Exhibit F, the date of such Advance Put Notice being the "Advance Put Notice Date") to Investor stating the Put Date for which the Company shall, subject to the limitations and restrictions contained herein, exercise a Put and stating the number of shares of Common Stock which the Company intends to sell to the Investor for the Put (the "Intended Put Share Amount").

     The Company may, at its option, also designate in any Advance Put Notice a minimum purchase price per Put Share at which the Investor may purchase Shares pursuant to such Put Notice (a "Company Designated Minimum Put Share Price"). The Company Designated Minimum Put Share Price, if applicable, shall be no greater than 80% of the Closing Bid Price of the Company's common stock on the Advance Put Notice Date. The Company may decrease (but not increase) the Company Designated Minimum Put Share Price for a Put at any time by giving the Investor written notice of such decrease not later than 12:00 Noon, New York City time, on the Business Day immediately preceding the Business Day that such decrease is to take effect. A decrease in the Company Designated Minimum Put Share Price shall have no retroactive effect on the determination of Trigger Prices and Excluded Days for days preceding the Business Day that such decrease takes effect.

     In order to effect delivery of the Advance Put Notice, the Company shall
(i) send the Advance Put Notice by facsimile on such date so that such notice is received by the Investor by 6:00 p.m., New York, NY time, and (ii) surrender such notice on such date to a courier for overnight delivery to the Investor (or two (2) day delivery in the case of an Investor residing outside of the U.S.). Upon receipt by the Investor of a facsimile copy of the Advance Put Notice, the Investor shall, within five (5) Business Days, send, via facsimile, a confirmation of receipt (the "Advance Put Notice Confirmation," the form of which is attached hereto as Exhibit G) of the Advance Put Notice to the Company specifying that the Advance Put Notice has been received and affirming the intended Put Date and the Intended Put Share Amount.

     (b) Put Share Amount. The "Put Share Amount" is the number of shares of Common Stock that the Investor shall be obligated to purchase in a given Put, and shall equal the lesser of (i) the Intended Put Share Amount, (ii) the Individual Put Limit, or that number of shares that could be purchased without exceeding the Maximum Offering Amount, the 9.9% limitation, or the Cap Amount, if applicable. The "Individual Put Limit" shall equal 15% of the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for all Evaluation Days (as defined below) in the Pricing Period. Company agrees not to trade Common Stock or arrange for Common Stock to be traded for the purpose of artificially increasing the Individual Put Limit.

     For purposes of this Agreement:

     "Trigger Price" for any Pricing Period shall mean the greater of (i) the Company Designated Minimum Put Share Price divided by 90% or (ii) the Company Designated Minimum Put Share Price plus $.10.

     An "Excluded Day" shall mean each Business Day during a Pricing Period where at least "Y" shares of Common Stock trade at a price that is less than the Trigger Price, where "Y" is the lesser of (i) 10,000 shares, or (ii) 15% of the daily reported Trading Volume in the outstanding Common Stock on the Company's Principal Market on such Business Day.


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

     An "Evaluation Day" shall mean each Business Day during a Pricing Period that is not an Excluded Day.

     (c) Put Share Price. The purchase price for the Put Shares (the "Put Share Price") shall equal the lesser of (i) the Market Price for such Put, minus $0.10, or (ii) 90% of the Market Price for such Put, but shall in no event be less than the Company Designated Minimum Put Share Price for such Put, if applicable.

     (d) [Reserved]

     (e) Delivery of Required Put Documents. On or before the Put Date for such Put, the Company shall deliver the Required Put Documents (as defined in Section
2.3.5 below) to the Investor (or to an agent of Investor, if Investor so directs). Unless otherwise specified by the Investor, the Put Shares of Common Stock shall be transmitted electronically pursuant to such electronic delivery system as the Investor shall request; otherwise delivery shall be by physical certificates. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date, the Put shall be automatically cancelled, unless the Investor agrees to delay the Put Date by up to three (3) Business Days, in which case the Pricing Period begins on the Business Day following such new Put Date. If the Company has not delivered all of the Required Put Documents to the Investor on or before the Put Date (or new Put Date, if applicable), and the Investor has not agreed in writing to delay the Put Date, the Put is automatically canceled (an "Impermissible Put Cancellation") and, unless the Put was otherwise canceled in accordance with the terms of Section 2.3.11, the Company shall pay the Investor $5,000 for its reasonable due diligence expenses incurred in preparation for the canceled Put and the Company may deliver an Advance Put Notice for the subsequent Put no sooner than ten (10) Business Days after the date that such Put was canceled, unless otherwise agreed by the Investor.

     (f) Limitation on Investor's Obligation to Purchase Shares. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be required to purchase, and an Intended Put Share Amount may not include, an amount of Put Shares, which when added to the number of unexercised Warrants would exceed 9.99% of the number of shares of Common Stock outstanding (on a fully diluted basis, to the extent that inclusion of unissued shares is mandated by Section 13(d) of the Exchange Act) on the Put Date for such Pricing Period, as determined in accordance with Section 13(d) of the Exchange Act (the "Section 13(d) Outstanding Share Amount"). Each Put Notice shall include a representation of the Company as to the Section 13(d) Outstanding Share Amount on the related Put Date. In the event that the Section 13(d) Outstanding Share Amount is different on any date during a Pricing Period than on the Put Date associated with such Pricing Period, then the number of shares of Common Stock outstanding on such date during such Pricing Period shall govern for purposes of determining whether the Investor, when aggregating all purchases of Shares made pursuant to this Agreement in the 31 calendar days preceding such date, would have acquired more than 9.99% of the Section 13(d) Outstanding Share Amount. The limitation set forth in this Section 2.3.1(f) is referred to as the "9.9% Limitation."


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

     2.3.2 Termination of Right to Put. The Company's right to require the Investor to purchase any subsequent Put Shares shall terminate permanently (each, an "Automatic Termination") upon the occurrence of any of the following:

     (a) if, at any time, either the Company or any director or executive officer of the Company has engaged in a transaction or conduct related to the Company that has resulted in (i) a Securities and Exchange Commission enforcement action, or (ii) a civil judgment or criminal conviction for fraud or misrepresentation, or for any other offense that, if prosecuted criminally, would constitute a felony under applicable law;

     (b) on any date after a continuous time period, including both Ineffective Periods and Delisting Events, that lasts for an aggregate of four (4) months or a cumulative series of time periods, including both Ineffective Periods and Delisting Events, that lasts for an aggregate of six (6) months;

     (c) if at any time the Company has filed for and/or is subject to any bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors instituted by or against the Company or any subsidiary of the Company;

     (d) after the sooner of (i) the date that is two (2) years after the Effective Date, or (ii) the Put Closing Date on which the aggregate of the Put Dollar Amounts for all Puts equal the Maximum Offering Amount;

     (e) after the Company has breached any covenant in Section 2.6, Section 6 (other than Section 6.8), or Section 9 hereof; or

     (f) if no Registration Statement has been declared effective by the date that is one (1) year after the date of this Agreement, the Automatic Termination shall occur on the date that is one (1) year after the date of this Agreement.

     2.3.3 Put Limitations. The Company's right to exercise a Put shall be limited as follows:

     (a) notwithstanding the amount of any Put, the Investor shall not be obligated to purchase any additional Put Shares once the aggregate Put Dollar Amount paid by Investor equals the Maximum Offering Amount;

     (b) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has announced a subdivision or combination, including a reverse split, of its Common Stock or has subdivided or combined its Common Stock during the Extended Put Period;

     (c) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has paid a dividend of its Common Stock or has made any other distribution of its Common Stock during the Extended Put Period;

     (d) the Investor shall not be obligated to acquire and pay for the Put Shares with respect to any Put for which the Company has made, during the Extended Put Period, a distribution of all or any portion of its assets or evidences of indebtedness to the holders of its Common Stock;

     (e) The Company shall not enter into any transaction(s) during an Extended Put period that would, under any circumstance, require that the prospectus under which the shares are put to the investor to become ineffective and to require amendment before it can properly be used in connection with the sale of such shares.

     2.3.4 Conditions Precedent to the Right of the Company to Deliver an Advance Put Notice or a Put Notice and the Obligation of the Investor to Purchase Put Shares. The right of the Company to deliver an Advance Put Notice or a Put Notice and the obligation of the Investor hereunder to acquire and pay for the Put Shares incident to a Closing is subject to the satisfaction, on (i) the date of delivery of such Advance Put Notice or Put Notice and (ii) the applicable Put Closing Date, of each of the following conditions:

     (a) the Company's Common Stock shall be listed and available for trading on Principal Market and the Put Shares shall be so listed, and to the Company's knowledge there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such market or exchange, provided that nothing herein shall prevent the Company from concurrently listing its Common Stock on more than one national exchange.;

     (b) the Company shall have satisfied any and all obligations pursuant to the Registration Rights Agreement, including, but not limited to, the filing of the Registration Statement with the SEC with respect to the resale of all Registrable Securities and the requirement that the Registration Statement shall have been declared effective by the SEC for the resale of all Registrable Securities and the Company shall have satisfied and shall be in compliance with any and all obligations pursuant to this Agreement and the Warrants;

     (c) the representations and warranties of the Company are true and correct in all material respects as if made on such date and the conditions to Investor's obligations set forth in this Section 2.3.4 are satisfied as of such Closing, and the Company shall deliver a certificate, signed by an officer of the Company, to such effect to the Investor;

     (d) the Company shall have reserved for issuance a sufficient number of Common Shares for the purpose of enabling the Company to satisfy any obligation to issue Common Shares pursuant to any Put and to effect exercise of the Warrants;


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

     (e) the Registration Statement is not subject to an Ineffective Period as defined in the Registration Rights Agreement, the prospectus included therein is current and deliverable, and to the Company's knowledge there is no notice of any investigation or inquiry concerning any stop order with respect to the Registration Statement; and

     (f) if the Aggregate Issued Shares after the Closing of the Put would exceed the Cap Amount, the Company shall have obtained the Stockholder 20% Approval as specified in Section 6.10, if the Company's Common Stock is listed on the Nasdaq Small Cap Market or National Market, and such approval is required by the rules of the Nasdaq.

     2.3.5 Documents Required to be Delivered on the Put Date as Conditions to Closing of any Put. The Closing of any Put and Investor's obligations hereunder shall additionally be conditioned upon the delivery to the Investor of each of the following (the "Required Put Documents") on or before the applicable Put
Date:

     (a) a number of Unlegended Share Certificates (or freely tradeable electronically delivered shares, as appropriate) equal to the Intended Put Share Amount, in denominations of not more than 50,000 shares per certificate;

     (b) the following documents: any report or disclosure required under
Section 2.3.6 or Section 2.5;

     (c) a "Put Notice" confirming the same, dates and amounts as the Advance Put Notice, in the form of Exhibit H.

     (d) all documents, instruments and other writings required to be delivered on or before the Put Date pursuant to any provision of this Agreement in order to implement and effect the transactions contemplated herein.

     2.3.6 Accountant's Letter and Registration Opinion.

     (a) The Company shall have caused to be delivered to the Investor, whenever required by Section 2.3.6(b) or by Section 2.5.3 (the "Registration Opinion Deadline"), an opinion of the Company's independent counsel in substantially the form of Exhibit J, the "Registration Opinion". If a Registration Opinion cannot be delivered by the Company's independent counsel to the Investor when requested due to the existence of Material Facts or an Ineffective Period, the Company shall promptly notify the Investor and as promptly as possible amend each of the Registration Statement and any Supplemental Registration Statements, as applicable, and any related prospectus or cause such Ineffective Period to terminate, as the case may be, and deliver such Registration Opinion and updated prospectus as soon as possible thereafter. If at any time after a Put Notice shall have been delivered to Investor but before the related Pricing Period End Date, the Company acquires knowledge of such Material Facts or any Ineffective Period occurs, the Company shall promptly notify the Investor and shall deliver a Put Cancellation Notice to the Investor pursuant to Section 2.3.11 by facsimile and overnight courier by the end of that Business Day.

     (b) (i) the Company shall engage its independent auditors to perform the procedures in accordance with the provisions of Statement on Auditing Standards No. 71, as amended, as agreed to by the parties hereto, and reports thereon (the "Bring Down Cold Comfort Letters") as shall have been reasonably requested by the Investor with respect to certain financial information contained in the Registration Statement

     (ii) in the event that the Investor shall have requested delivery of an Agreed Upon Procedures Report pursuant to Section 2.5.3, the Company shall engage its independent auditors to perform certain agreed upon procedures and report thereon as shall have been reasonably requested by the Investor with respect to certain financial information of the Company and the Company shall deliver to the Investor a copy of such report addressed to the Investor. In the event that the report required by this Section 2.3.6(b) cannot be delivered by the Company's independent auditors, the Company shall, if necessary, promptly revise the Registration Statement and the Company shall not deliver a Put Notice until such report is delivered.

     2.3.7 Investor's Obligation and Right to Purchase Shares. Subject to the conditions set forth in this Agreement, following the Investor's receipt of a validly delivered Put Notice, the Investor shall be required to purchase (each a "Purchase") from the Company a number of Put Shares equal to the Put Share Amount, in the manner described below.

     2.3.8 Mechanics of Put Closing. Each of the Company and the Investor shall deliver all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement at or prior to each Closing. Subject to such delivery and the satisfaction of the conditions set forth in Sections
2.3.4 and 2.3.5, the closing of the purchase by the Investor of Shares shall occur by 5:00 PM, New York City Time, on the date which is seven (7) Business Days following the applicable Pricing Period End Date (or such other time or later date as is mutually agreed to by the Company and the Investor) (the "Payment Due Date") at the offices of Investor. On each or before each Payment Due Date, the Investor shall deliver to the Company, in the manner specified in
Section 8 below, the Put Dollar Amount to be paid for such Put Shares, determined as aforesaid. The closing (each a "Put Closing") for each Put shall occur on the date that both (i) the Company has delivered to the Investor all Required Put Documents, and (ii) the Investor has delivered to the Company such Put Dollar Amount and any Late Payment Amount, if applicable (each a "Put Closing Date").

     If the Investor does not deliver to the Company the Put Dollar Amount for such Put Closing on or before the Payment Due Date, then the Investor shall pay to the Company, in addition to the Put Dollar Amount, an amount (the "Late Payment Amount") at a rate of X% per month, accruing daily, multiplied by such Put Dollar Amount, where "X" equals one percent (1%) per month following the date in question, and increases by an additional one percent (1%) for each month that passes after the date in question, provided, however, that in no event shall the amount of interest that shall become due and payable hereunder exceed the maximum amount permissible under applicable law.

     2.3.9 Limitation on Short Sales. The Investor and its Affiliates shall not engage in or cause others on its behalf to engage in sales of the Company's Common Stock for which the Investor does not have the right or duty to purchase shares from the Company to cover such sales; provided, however, that the Investor may enter into any short exempt sale or any short sale or other hedging or similar arrangement it deems appropriate with respect to Put Shares and Warrants after it receives a Put Notice so long as such sales or arrangements do not involve more than the number of such Put Shares or Warrants that the Investor has a right or duty to purchase from the Company.

     2.3.10 Cap Amount. If the Company becomes listed on the Nasdaq Small Cap Market or the Nasdaq National Market, then, unless the Company has obtained Stockholder 20% Approval as set forth in Section 6.10 or unless otherwise permitted by Nasdaq, in no event shall the Aggregate Issued Shares exceed the maximum number of shares of Common Stock (the "Cap Amount") that the Company can, without stockholder approval, so issue pursuant to Nasdaq Rule 4460(i)(1)(d)(ii) (or any other applicable Nasdaq Rules or any successor rule) (the "Nasdaq 20% Rule").

     2.3.11 Put Cancellation.

     (a) Mechanics of Put Cancellation. If at any time during a Pricing Period the Company discovers the existence of Material Facts or any Ineffective Period or Delisting Event occurs, the Company shall cancel the Put (a "Put Cancellation"), by delivering written notice to the Investor (the "Put Cancellation Notice"), attached as Exhibit K, by facsimile and overnight courier. The "Put Cancellation Date" shall be the date that the Put Cancellation Notice is first received by the Investor, if such notice is received by the Investor by 6:00 p.m., New York, NY time, and shall be the following date, if such notice is received by the Investor after 6:00 p.m., New York, NY time.

     (b) Effect of Put Cancellation. Anytime a Put Cancellation Notice is delivered to Investor after the Put Date, the Put, shall remain effective with respect to a number of Put Shares (the "Truncated Put Share Amount") equal to the lesser of the Individual Put Limit for the Truncated Pricing Period, or the Intended Put share Amount divided by 20 and multiplied by the number of Evaluation Days in the Truncated Pricing Period.

     (c) Put Cancellation Notice Confirmation. Upon receipt by the Investor of a facsimile copy of the Put Cancellation Notice, the Investor shall promptly send, via facsimile, a confirmation of receipt (the "Put Cancellation Notice Confirmation," a form of which is attached as Exhibit L) of the Put Cancellation Notice to the Company specifying that the Put Cancellation Notice has been received and affirming the Put Cancellation Date.

     (d) Truncated Pricing Period. If a Put Cancellation Notice has been delivered to the Investor after the Put Date, the Pricing Period for such Put shall end at on the close of trading on the day of the initial delivery of the Put Cancellation Notice (a "Truncated Pricing Period") to the Investor.

     2.3.12 Investment Agreement Cancellation. The Company may terminate (a "Company Termination") its right to initiate future Puts by providing written notice ("Termination Notice") to the Investor, by facsimile and overnight courier, at any time other than during an Extended Put Period, provided that such termination shall have no effect on the parties' other rights and obligations under this Agreement, the Registration Rights Agreement or the Warrants. Notwithstanding the above, any cancellation occurring during an Extended Put Period is governed by Section 2.3.11.

     2.3.13 Return of Excess Common Shares. In the event that the number of Shares purchased by the Investor pursuant to its obligations hereunder is less than the Intended Put Share Amount, the Investor shall promptly return to the Company any shares of Common Stock in the Investor's possession that are not being purchased by the Investor unless the Company elects to immediately or contiguously deliver a new Advanced Put Notice.

     2.4 Warrants

     In partial consideration hereof, the Company issued and delivered to Investor or its designated assignees, warrants (the "Warrants") in the form attached hereto as Exhibit M, or such other form as agreed upon by the parties, to purchase 750,000 shares of Common Stock. The Warrants shall be exercisable at a price (the "Warrant Exercise Price") which shall initially equal $0.40 per share, and shall have reset provisions. Each Warrant shall be immediately exercisable at the Warrant Exercise Price, and shall have a term beginning on the date of issuance and ending on the date that is five (5) years thereafter. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement. The Investment Commitment Opinion of Counsel shall cover the issuance of the Warrant and the issuance of the common stock upon exercise of the Warrant.


     Notwithstanding any Termination or Automatic Termination of this Agreement, regardless of whether or not the Registration Statement is or is not filed, and regardless of whether or not the Registration Statement is approved or denied by the SEC, the Warrants are exercisable as to one-half of the Warrant Shares ten business days after the Company has received the Closing Documents from Holder, i.e., the end of the Due Diligence Period, as the same may be extended, as referenced in the Discretionary Drawdown Offering Term Sheet Agreement dated on or about January 25, 2002, between Holder and Company. This Warrant is exercisable as to an additional one-eighth of the Warrant Shares after each of the first four six-month anniversary dates of the Date of Issuance.

     If the Company does not execute the Closing Documents, the Warrants shall be exercisable for no more than one-half of the Warrant Shares, and if the Company terminates the Discretionary Drawdown Offering transaction in writing before the end of the Due Diligence Period, the Warrants shall not be exercisable for any shares of the Company and shall be returned to the Company by the Holder.

     2.5 Due Diligence Review. The Company shall make available for inspection and review by the Investor (the "Due Diligence Review"), advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), any underwriter participating in any disposition of Common Stock on behalf of the Investor pursuant to the Registration Statement, any Supplemental Registration Statement, or amendments or supplements thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     2.5.1 Treatment of Nonpublic Information. The Company shall not disclose nonpublic information to the Investor or to its advisors or representatives in violation of Reg. FD. Nothing herein shall require the Company to disclose nonpublic information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate nonpublic information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting information (whether or not requested of the Company specifically or generally during the course of due diligence by and such persons or entities), which, if not disclosed in the Prospectus included in the Registration Statement, would cause such Prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

     2.5.2 Disclosure of Misstatements and Omissions. The Investor's advisors or representatives shall make complete disclosure to the Investor's counsel of all events or circumstances constituting nonpublic information discovered by such advisors or representatives in the course of their due diligence upon which such advisors or representatives form the opinion that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in the light of the circumstances in which they were made, not misleading. Upon receipt of such disclosure, the Investor's counsel shall consult with the Company's independent counsel in order to address the concern raised as to the existence of a material misstatement or omission and to discuss appropriate disclosure with respect thereto; provided, however, that such consultation shall not constitute the advice of the Company's independent counsel to the Investor as to the accuracy of the Registration Statement and related Prospectus.

     2.5.3 Procedure if Material Facts are Reasonably Believed to be Untrue or are Omitted. In the event after such consultation the Investor or the Investor's counsel reasonably believes that the Registration Statement contains an untrue statement or a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading,

     (a) the Company shall file with the SEC an amendment to the Registration Statement responsive to such alleged untrue statement or omission and provide the Investor, as promptly as practicable, with copies of the Registration Statement and related Prospectus, as so amended, or

     (b) if the Company disputes the existence of any such material misstatement or omission, (i) the Company's independent counsel shall provide the Investor's counsel with a Registration Opinion and (ii) in the event the dispute relates to the adequacy of financial disclosure and the Investor shall reasonably request, the Company's independent auditors shall provide to the Company a letter ("Agreed Upon Procedures Report") outlining the performance of such "agreed upon procedures" as shall be reasonably requested by the Investor and the Company shall provide the Investor with a copy of such letter.

     2.6 Commitment Payments.

     On the last Business Day of each six (6) Calendar Month period following the Effective Date (each such period a "Commitment Evaluation Period"), if the Company has not Put at least $300,000 in aggregate Put Dollar Amount during that Commitment Evaluation Period, the Company, in consideration of Investor's commitment costs, including, but not limited to, due diligence expenses, shall pay to the Investor an amount (the "Semi-Annual Non-Usage Fee ") equal to the difference of (i) $30,000, minus (ii) 10% of the aggregate Put Dollar Amount of the Put Shares put to Investor during that Commitment Evaluation Period; provided, however, that no Semi-Annual Non-Usage Fee shall be payable for a Commitment Evaluation Period if the Company is precluded from exercising a Put or Puts during that period by reason of the Maximum Offering Amount, the 9.9% Limitation, or the Cap Amount. In the event that the Company delivers a Termination Notice to the Investor or an Automatic Termination occurs (other than by reason of Section 2.3.2(d)), the Company shall pay to the Investor (the "Termination Fee") the greater of (i) the Semi-Annual Non-Usage Fee for the applicable Commitment Evaluation Period, or (ii) the difference of (x) $60,000, minus (y) 5% of the aggregate Put Dollar Amount of the Put Shares put to Investor during all Puts to date, and the Company shall not be required to pay the Semi-Annual Non-Usage Fee thereafter.

     Each Semi Annual Non-Usage Fee or Termination Fee is payable, in cash, within five (5) business days of the date it accrued. The Company shall not be required to deliver any payments to Investor under this subsection until Investor has paid all Put Dollar Amounts that are then due.

     3. Representations, Warranties and Covenants of Investor. Investor hereby represents and warrants to and agrees with the Company as follows:

     3.1 Accredited Investor. Investor is an accredited investor ("Accredited Investor"), as defined in Rule 501 of Regulation D, and has checked the applicable box set forth in Section 10 of this Agreement.

     3.2 Investment Experience; Access to Information; Independent
Investigation.

     3.2.1 Access to Information. Investor or Investor's professional advisor has been granted the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the terms and conditions of this Offering, the Company and its business and prospects, and to obtain any additional information which Investor or Investor's professional advisor deems necessary to verify the accuracy and completeness of the information received.

     3.2.2 Reliance on Own Advisors. Investor has relied completely on the advice of, or has consulted with, Investor's own personal tax, investment, legal or other advisors and has not relied on the Company or any of its affiliates, officers, directors, attorneys, accountants or any affiliates of any thereof and each other person, if any, who controls any of the foregoing, within the meaning of Section 15 of the Act for any tax or legal advice (other than reliance on information in the Disclosure Documents as defined in Section 3.2.4 below and on the Opinion of Counsel). The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in this Agreement.

     3.2.3 Capability to Evaluate. Investor has such knowledge and experience in financial and business matters so as to enable such Investor to utilize the information made available to it in connection with the Offering in order to evaluate the merits and risks of the prospective investment, which are substantial, including without limitation those set forth in the Disclosure Documents (as defined in Section 3.2.4 below).

     3.2.4 Disclosure Documents. Investor, in making Investor's investment decision to subscribe for the Investment Agreement hereunder, represents that
(a) Investor has received and had an opportunity to review (i) the Company's Annual Report on Form 10-KSB for the most recent three years, if applicable,
(ii) the Company's quarterly report on Form 10-QSB for the last four quarters, if any, (iii) the Risk Factors, provided by the Company, (the "Risk Factors")
(iv) the Company's subsidiaries and Affiliates (the "Schedule of Subsidiaries and Affiliates.") and any related transactions (v) the Capitalization Schedule of the Company's currently issued and outstanding stock and/or warrants (the "Capitalization Schedule") and (vi) the Use of Proceeds Schedule as anticipated by the Company, (the "Use of Proceeds Schedule"); (b) Investor has read, reviewed, and relied solely on the documents described in (a) above, the Company's representations and warranties and other information in this Agreement, including the exhibits, documents prepared by the Company which have been specifically provided to Investor in connection with this Offering (the documents described in this Section 3.2.4 (a) and (b) are collectively referred to as the "Disclosure Documents"), and an independent investigation made by Investor and Investor's representatives, if any; (c) Investor has, prior to the date of this Agreement, been given an opportunity to review material contracts and documents of the Company which have been filed as exhibits to the Company's filings under the Act and the "Exchange Act and has had an opportunity to ask questions of and receive answers from the Company's officers and directors; and
(d) is not relying on any oral representation of the Company or any other person, nor any written representation or assurance from the Company other than those contained in the Disclosure Documents or incorporated herein or therein. The foregoing, however, does not limit or modify Investor's right to rely upon covenants, representations and warranties of the Company in Sections 5 and 6 of this Agreement. Investor acknowledges and agrees that the Company has no responsibility for, does not ratify, and is under no responsibility whatsoever to comment upon or correct any reports, analyses or other comments made about the Company by any third parties, including, but not limited to, analysts' research reports or comments (collectively, "Third Party Reports"), and Investor has not relied upon any Third Party Reports in making the decision to invest.

     3.2.5 Investment Experience; Fend for Self. Investor has substantial experience in investing in securities and it has made investments in securities other than those of the Company. Investor acknowledges that Investor is able to fend for Investor's self in the transaction contemplated by this Agreement, that Investor has the ability to bear the economic risk of Investor's investment pursuant to this Agreement and that Investor is an Accredited Investor by virtue of the fact that Investor meets the investor qualification standards set forth in Section 3.1 above. Investor has not been organized for the purpose of investing in securities of the Company, although such investment is consistent with Investor's purposes.


     3.3 Exempt Offering Under Regulation D.

     3.3.1 No General Solicitation. The Investment Agreement was not offered to Investor through, and Investor is not aware of, any form of general solicitation or general advertising, including, without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

     3.3.2 Restricted Securities. Investor understands that the Investment Agreement is and the Common Stock issued under this Agreement will be, characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction exempt from the registration requirements of the federal securities laws and that under such laws and applicable regulations such securities may not be transferred or resold without registration under the Act or pursuant to an exemption therefrom. In this connection, Investor represents that Investor is familiar with Rule 144 under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     3.3.3 Disposition. Investor further agrees not to sell, transfer, assign, or pledge the Securities (except for any bona fide pledge arrangement to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), or to otherwise dispose of all or any portion of the Securities unless and until:

     (a) There is then in effect a registration statement under the Act and any applicable state securities laws covering such proposed disposition and such disposition is made in accordance with such registration statement and in compliance with applicable prospectus delivery requirements; or

     (b) (i) Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition to the extent relevant for determination of the availability of an exemption from registration, and (ii) if reasonably requested by the Company, Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of the Securities under the Act or state securities laws. It is agreed that the Company will not require the Investor to provide opinions of counsel for transactions made pursuant to Rule 144 provided that Investor and Investor's broker, if necessary, provide the Company with the necessary representations for counsel to the Company to issue an opinion with respect to such transaction.

     The Investor is entering into this Agreement for its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

     3.4 Due Authorization.

     3.4.1 Authority. The person executing this Investment Agreement, if executing this Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Agreement and each other document included herein for which a signature is required in such capacity and on behalf of the subscribing individual, partnership, trust, estate, corporation or other entity for whom or which Investor is executing this Agreement. Investor has reached the age of majority (if an individual) according to the laws of the state in which he or she resides.

     3.4.2 Due Authorization. Investor is duly and validly organized, validly existing and in good standing as a limited liability company under the laws of Texas with full power and authority to purchase the Securities to be purchased by Investor and to execute and deliver this Agreement.

     4. Acknowledgments Investor is aware that:

     4.1 Risks of Investment. An investment in the Company involves substantial risks, including the potential loss of Investor's entire investment herein. Investor recognizes that the Disclosure Documents, this Agreement and the exhibits hereto do not purport to contain all the information, which would be contained in a registration statement under the Act;

     4.2 No Government Approval. No federal or state agency has passed upon the Securities, recommended or endorsed the Offering, or made any finding or determination as to the fairness of this transaction;

     4.3 No Registration, Restrictions on Transfer. As of the date of this Agreement, the Securities and any component thereof have not been registered under the Act or any applicable state securities laws by reason of exemptions from the registration requirements of the Act and such laws, and may not be sold, pledged (except for any limited pledge in connection with a margin account of Investor to the extent that such pledge does not require registration under the Act or unless an exemption from such registration is available and provided further that if such pledge is realized upon, any transfer to the pledgee shall comply with the requirements set forth herein), assigned or otherwise disposed of in the absence of an effective registration of the Securities and any component thereof under the Act or unless an exemption from such registration is available;

     4.4 Restrictions on Transfer. Investor may not attempt to sell, transfer, assign, pledge or otherwise dispose of all or any portion of the Securities or any component thereof in the absence of either an effective registration statement or an exemption from the registration requirements of the Act and applicable state securities laws;

     4.5 No Assurances of Registration. There can be no assurance that any registration statement will become effective at the scheduled time, or ever, or remain effective when required, and Investor acknowledges that it may be required to bear the economic risk of Investor's investment for an indefinite period of time;

     4.6 Exempt Transaction. Investor understands that the Securities are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state law and that the representations, warranties, agreements, acknowledgments and understandings set forth herein are being relied upon by the Company in determining the applicability of such exemptions and the suitability of Investor to acquire such Securities.

     4.7 Legends. The certificates representing the Put Shares and Warrant Shares shall not bear a Restrictive Legend if they are issued at a time when there is an effective Registration Statement is for the resale of the shares. It is understood that the certificates evidencing any shares issued at a time when the Registration Statement is not effective for resale, subject to legend removal under the terms of Section 6.7 below, shall bear the following legend (the "Legend"):

           "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, nor the securities laws of any other jurisdiction. They may not be sold or transferred in the absence of an effective registration statement under those securities laws or pursuant to an exemption therefrom."

     5. Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Investor (which shall be true at the signing of this Agreement, and as of any such later date as contemplated hereunder) and represents to Investor that, except as set forth in the "Schedule of Exceptions" attached hereto as Exhibit E:

     5.1 Organization, Good Standing, and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas , USA and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company is not the subject of any pending, threatened or, to its knowledge, contemplated investigation or administrative or legal proceeding (a "Proceeding") by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission, The National Association of Securities Dealer, Inc., The Nasdaq Stock Market, Inc., any securities exchange or any state securities commission, or any other governmental entity, which have not been disclosed in the Disclosure Documents. None of the disclosed Proceedings, if any, will have a material adverse effect upon the Company or the market for the Common Stock. Subsidiaries and Affiliates as shown in the Disclosure Document:

     5.2 Corporate Condition. The Company's condition is, in all material respects, as described in the Disclosure Documents (as further set forth in any subsequently filed Disclosure Documents, if applicable), except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the Company. Except for continuing losses, there have been no material adverse changes to the Company's business, financial condition, or prospects since the dates of such Disclosure Documents. The financial statements as contained in the 10-KSB and 10-QSB, if any, have been prepared in accordance with generally accepted accounting principles, consistently applied (except as otherwise permitted by Regulation S-X of the Exchange Act), subject, in the case of unaudited interim financial statements, to customary year end adjustments and the absence of certain footnotes, and fairly present the financial condition of the Company as of the dates of the balance sheets included therein and the consolidated results of its operations and cash flows for the periods then ended,. Without limiting the foregoing, there are no material liabilities, contingent or actual, that are not disclosed in the Disclosure Documents (other than liabilities incurred by the Company in the ordinary course of its business, consistent with its past practice, after the period covered by the Disclosure Documents). The Company has paid all material taxes that are due, except for taxes that it reasonably disputes. There is no material claim, litigation, or administrative proceeding pending or, to the best of the Company's knowledge, threatened against the Company, except as disclosed in the Disclosure Documents. This Agreement and the Disclosure Documents do not contain any untrue statement of a material fact and do not omit to state any material fact required to be stated therein or herein necessary to make the statements contained therein or herein not misleading in the light of the circumstances under which they were made. No event or circumstance exists relating to the Company, which under applicable law, requires public disclosure but which has not been so publicly announced or disclosed.

     5.3 Authorization. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance and delivery of the Common Stock being sold hereunder and the issuance (and/or the reservation for issuance) of the Warrants and the Warrant Shares have been taken, and this Agreement and the Registration Rights Agreement constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, except insofar as the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies. The Company has obtained all consents and approvals required for it to execute, deliver and perform each agreement referenced in the previous sentence.

     5.4 Valid Issuance of Common Stock. The Common Stock and the Warrants, when issued, sold and delivered in accordance with the terms hereof, for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of Investor in this Agreement, will be issued in compliance with all applicable U.S. federal and state securities laws. The Warrant Shares, when issued in accordance with the terms of the Warrants, shall be duly and validly issued and outstanding, fully paid and nonassessable, and based in part on the representations and warranties of Investor, will be issued in compliance with all applicable U.S. federal and state securities laws. The Put Shares, the Warrants and the Warrant Shares will be issued free of any preemptive rights.

     5.5 Compliance with Other Instruments. The Company is not in violation or default of any provisions of its Certificate of Incorporation or Bylaws, each as amended and in effect on and as of the date of the Agreement, or of any material provision of any material instrument or material contract to which it is a party or by which it is bound or of any provision of any federal or state judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement or the Registration Rights Agreement. The execution, delivery and performance of this Agreement and the other agreements entered into in conjunction with the Offering and the consummation of the transactions contemplated hereby and thereby will not (a) result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company, which would have a material adverse effect on the Company's business or prospects, or on the performance of its obligations under this Agreement, the Registration Rights Agreement, (b) violate the Company's Certificate of Incorporation or By-Laws or
(c) violate any statute, rule or governmental regulation applicable to the Company which violation would have a material adverse effect on the Company's business or prospects.

     5.6 Reporting Company. The Company shall be subject to the reporting requirements of the Exchange Act and the Company shall file all reports required by the Exchange Act after the date the Company first becomes subject to such reporting obligations. The Company undertakes to furnish Investor with copies of such reports as may be reasonably requested by Investor prior to consummation of this Offering and thereafter, to make such reports available, for the full term of this Agreement, including any extensions thereof, and for as long as Investor holds the Securities. The Common Stock is, or will be prior to the first Put Date, duly listed and actually trading on a Principal Market. The Company is not in violation of the listing requirements of such exchange or market and does not reasonably anticipate that the Common Stock will be delisted by that exchange or market in the foreseeable future. The Company has filed all reports required under the Exchange Act. The Company has not furnished to the Investor any material nonpublic information concerning the Company.

     5.7 Capitalization. The capitalization of the Company as of the date of execution of this Agreement, after taking into account the offering of the Securities contemplated by this Agreement and all other share issuances occurring prior to this Offering, will be, as set forth in the Capitalization Schedule as set forth in Exhibit C. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities. Except as disclosed in the Capitalization Schedule, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Act (except the Registration Rights Agreement).

     5.8 No Rights of Participation. No person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the financing contemplated by this Agreement which has not been waived.

     5.9 Company Acknowledgment. THE COMPANY HEREBY ACKNOWLEDGES THAT INVESTOR MAY ELECT TO HOLD THE SECURITIES FOR VARIOUS PERIODS OF TIME, AS PERMITTED BY THE TERMS OF THIS AGREEMENT, THE WARRANTS, AND OTHER AGREEMENTS CONTEMPLATED HEREBY, AND THE COMPANY FURTHER ACKNOWLEDGES THAT INVESTOR HAS MADE NO REPRESENTATIONS OR WARRANTIES, EITHER WRITTEN OR ORAL, AS TO HOW LONG THE SECURITIES WILL BE HELD BY INVESTOR OR REGARDING INVESTOR'S TRADING HISTORY OR INVESTMENT STRATEGIES.

     5.10 No Advance Regulatory Approval. The Company acknowledges that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby have not been approved by the SEC, or any other regulatory body and there is no guarantee that this Investment Agreement, the transaction contemplated hereby and the Registration Statement contemplated hereby will ever be approved by the SEC or any other regulatory body. The Company is relying on its own analysis and is not relying on any representation by Investor that either this Investment Agreement, the transaction contemplated hereby or the Registration Statement contemplated hereby has been or will be approved by the SEC or other appropriate regulatory body.

     5.11 Underwriter's Fees and Rights of First Refusal. The Company is not obligated to pay any compensation or other fees, costs or related expenditures in cash or securities to any underwriter, broker, agent or other representative other than the Investor in connection with this Offering.

     5.12 Availability of Suitable Form for Registration. The Company is currently eligible and agrees to maintain its eligibility to register the resale of its Common Stock on a registration statement on a suitable form under the Act.

     5.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any of the Company's securities or solicited any offers to buy any security under circumstances that would prevent the parties hereto from consummating the transactions contemplated hereby pursuant to an exemption from registration under Regulation D of the Act or would require the issuance of any other securities to be integrated with this Offering under the Rules of Nasdaq. The Company has not engaged in any form of general solicitation or advertising in connection with the offering of the Common Stock or the Warrants.

     5.14 Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of its actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     5.15 Representations Survival. The foregoing representations, warranties and agreements shall survive any Put Closing and the issuance of the shares of Common Stock thereby.

     5.16 Tax Status. The Company has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and as set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

     5.17 Transactions With Affiliates. Except as set forth in the Disclosure Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     5.18 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under Texas law which is or could become applicable to the Investor as a result of the transactions contemplated by this Agreement, including, without limitation, the issuance of the Common Stock, any exercise of the Warrants and ownership of the Common Shares and Warrant Shares. The Company has not adopted and will not adopt any "poison pill" provision that will be applicable to Investor as a result of transactions contemplated by this Agreement.

     5.19 Other Agreements. The Company has not, directly or indirectly, made any agreements with the Investor under a subscription in the form of this Agreement for the purchase of Common Stock, relating to the terms or conditions of the transactions contemplated hereby or thereby except as expressly set forth herein, respectively, or in exhibits hereto or thereto.

     5.20 Major Transactions. There are no other major transactions currently pending or contemplated by the Company.

     5.21 Financings. There are no other financings currently pending or contemplated by the Company.

     5.22 Shareholder Authorization. The Company shall, at its next annual shareholder meeting following its listing on either the Nasdaq Small Cap Market or the Nasdaq National Market, or at a special meeting to be held as soon as practicable thereafter, use its best efforts to obtain approval of its shareholders to (i) authorize the issuance of the full number of shares of Common Stock which would be issuable under this Agreement and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "20% Approval") and (ii) the increase in the number of authorized shares of Common Stock of the Company (the "Share Authorization Increase Approval") such that at least 10,000,000 shares can be reserved for this Offering. In connection with such shareholder vote, the Company shall use its best efforts to cause all officers and directors of the Company to promptly enter into irrevocable agreements to vote all of their shares in favor of eliminating such prohibitions. As soon as practicable after the 20% Approval and the Share Authorization Increase Approval, the Company agrees to use its best efforts to reserve 10,000,000 shares of Common Stock for issuance under this Agreement.

     5.23 Acknowledgment of Limitations on Put Amounts. THE COMPANY UNDERSTANDS AND ACKNOWLEDGES THAT THE AMOUNTS AVAILABLE UNDER THIS INVESTMENT AGREEMENT ARE LIMITED, AMONG OTHER THINGS, BASED UPON THE LIQUIDITY OF THE COMPANY'S COMMON STOCK TRADED ON ITS PRINCIPAL MARKET.

     6. Covenants of the Company

     6.1 Independent Auditors. The Company shall, until at least the Termination Date, maintain as its independent auditors an accounting firm authorized to practice before the SEC.

     6.2 Corporate Existence and Taxes. The Company shall, until at least the Termination Date, maintain its corporate existence in good standing and, once it becomes a "Reporting Issuer" (defined as a Company which files periodic reports under the Exchange Act), remain a Reporting Issuer (provided, however, that the foregoing covenant shall not prevent the Company from entering into any merger or corporate reorganization as long as the surviving entity in such transaction, if not the Company, assumes the Company's obligations with respect to the Common Stock and has Common Stock listed for trading on a stock exchange or on Nasdaq and is a Reporting Issuer) and shall pay all its taxes when due except for taxes which the Company disputes.

     6.3 Registration Rights. The Company will enter into a registration rights agreement covering the resale of the Common Shares and the Warrant Shares substantially in the form of the Registration Rights Agreement attached as Exhibit A.

     6.4 Rights of First Offer.

     6.4.1 Capital Raising Limitations. During the period from the date of this Agreement until the Termination Date, the Company shall not issue or sell, or agree to issue or sell Equity Securities (as defined below), for cash in private capital raising transactions without obtaining the prior written consent of the Investor of the Offering (the limitations referred to in this subsection 6.4.1 are collectively referred to as the "Capital Raising Limitations"), which consent shall not be unreasonably withheld. For purposes hereof, the following shall be collectively referred to herein as, the "Equity Securities": (i) Common Stock or any other equity securities, (ii) any debt or equity securities which are convertible into, exercisable or exchangeable for, or carry the right to receive additional shares of Common Stock or other equity securities, or (iii) any securities of the Company pursuant to an equity line structure or format similar in nature to this Offering. Notwithstanding the above, the Company may issue or sell Equity Securities without the Investor's written approval (subject to the Right of First Offer described below)("Unauthorized Equity Securities"), upon ten (10) days advance written notice to Investor, provided that:

           A. If such Unauthorized Equity Securities entitle the holder thereof to a reset in price based upon the market price of the Company's Common Stock at some date (each, a "Reset Date") after issuance, then the Company may not initiate any Put for which any day of the Pricing Period would fall on or within ten (10) Business Days either before or after any such Reset Date; and

           B. If such Unauthorized Equity Securities are convertible into shares of Common Stock based upon the market price of the Company's Common Stock at some date (each, a "Conversion Date") after issuance, then there shall be no Company Designated Minimum Put Share Price with respect to any Put for which the Put Date occurs on any date that such convertible securities are immediately convertible into a number of shares of Common Stock that would exceed the sum of the aggregate daily reported Trading Volumes in the outstanding Common Stock on the Company's Principal Market, excluding any block trades of 20,000 or more shares of Common Stock, for the seven (7) Business Days immediately preceding such Put Date.

     6.4.2 Investor's Right of First Offer. Prior to closing any private capital raising transactions of Equity Securities after the date hereof and on or prior to the date that is after the Termination Date of this Agreement, not including any warrants issued in conjunction with this Investment Agreement, the Company agrees, prior to negotiating with or reaching an agreement with any other potential investor regarding such capital raising transactions, to negotiate in good faith with the Investor for at least ten (10) Business Days regarding an additional private equity investment into the Company upon mutually agreeable terms.

     6.4.3 Exceptions to Rights of First Offer. Notwithstanding the above, the Rights of First Offer shall not apply to any transaction involving issuances of securities in connection with a merger, consolidation, acquisition or sale of assets, or in connection with any strategic partnership or joint venture (the primary purpose of which is not to raise equity capital), or in connection with the disposition or acquisition of a business, product or license by the Company or exercise of options by employees, consultants or directors, or a primary underwritten offering of the Company's Common Stock. The Capital Raising

Limitations also shall not apply to (a) the issuance of securities upon exercise or conversion of the Company's options, warrants or other convertible securities outstanding as of the date hereof, (b) the grant of additional options or warrants, or the issuance of additional securities, under any Company stock option or restricted stock plan for the benefit of the Company's employees, directors or consultants or in connection with any equipment leasing or loan agreement, or debt financing from a bank or similar financial or lending institution, or (c) the issuance of debt securities, with no equity feature, incurred solely for working capital purposes. If the Investor, at any time, is more than five (5) business days late in paying any Put Dollar Amounts that are then due, the Investor shall not be entitled to the benefits of Sections 6.4.1 and 6.4.2 above until the date that the Investor has paid all Put Dollar Amounts that are then due.

     6.5 Financial 10-KSB Statements, Etc. and Current Reports on Form 8-K. The Company shall deliver to the Investor copies of its annual reports on Form 10-KSB, and quarterly reports on Form 10-QSB and shall deliver to the Investor current reports on Form 8-K within two (2) days of filing for the Term of this Agreement.

     6.6 Opinion of Counsel. Investor shall, concurrent with the Investment Commitment Closing, receive an opinion letter from the Company's legal counsel, in the form attached as Exhibit B, or in such form as agreed upon by the parties.

     6.7 Removal of Legend. If the certificates representing any Securities are issued with a restrictive Legend in accordance with the terms of this Agreement, the Legend shall be removed and the Company shall issue a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if (a) the sale of such Security is registered under the Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions (the reasonable cost of which shall be borne by the Investor), to the effect that a public sale or transfer of such Security may be made without registration under the Act, or
(c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144. Each Investor agrees to sell all Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of the Act.

     6.8 Listing. Subject to the remainder of this Section 6.8, the Company shall ensure that its shares of Common Stock (including all Warrant Shares and Put Shares) are listed and available for trading on a Principal Market. Thereafter, the Company shall comply in all material respects with the Company's reporting, filing and other obligations under the By-Laws or rules of the Nasdaq Stock Market and such exchanges, as applicable.

     6.9 The Company's Instructions to Transfer Agent. The Company will instruct the Transfer Agent of the Common Stock, by delivering instructions in the form of Exhibit I hereto, to issue certificates, registered in the name of each Investor or its nominee, for the Put Shares and Warrant Shares in such amounts as specified from time to time by the Company upon any exercise by the Company of a Put and/or exercise of the Warrants by the holder thereof. Such certificates shall not bear a Legend unless issuance with a Legend is permitted by the terms of this Agreement and the Company shall cause the Transfer Agent to issue such certificates without a Legend. Nothing in this Section shall affect in any way Investor's obligations and agreement set forth in Sections 3.3.2 or
3.3.3 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) an Investor provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) an Investor transfers Securities, pursuant to Rule 144, to a transferee which is an accredited investor, the Company shall permit the transfer, and, in the case of Put Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to an Investor by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.9 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 6.9, that an Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.10 Stockholder 20% Approval. Prior to the closing of any Put that would cause the Aggregate Issued Shares to exceed the Cap Amount, if required by the rules of Nasdaq Stock Market because the Company's Common Stock is listed on Nasdaq Stock Market, the Company shall obtain approval of its stockholders to authorize (i) the issuance of the full number of shares of Common Stock which would be issuable pursuant to this Agreement but for the Cap Amount and eliminate any prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Company or any of its securities with respect to the Company's ability to issue shares of Common Stock in excess of the Cap Amount (such approvals being the "Stockholder 20% Approval").

     6.11 Press Release. The Company agrees that the Investor shall have the right to review and approve upon any press release to be issued by the Company in connection with the Offering which approval shall not be unreasonably withheld by Investor.

     6.12 Change in Law or Policy. In the event of a change in law, or policy of the SEC, as evidenced by a No-Action letter or other written statements of the SEC or the NASD which causes the Investor to be unable to perform its obligations hereunder or to sell the shares obtained under this Agreement without restriction, this Agreement shall be automatically terminated and no Termination Fee shall be due, provided that notwithstanding any termination under this section 6.12, the Investor shall retain full ownership of the Warrant as partial consideration for its commitment and its consulting, legal and other services rendered hereunder.

     7. Investor Covenant/Miscellaneous.

     7.1 Representations and Warranties Survive the Closing; Severability. Investor's and the Company's representations and warranties shall survive the Investment Date and any Put Closing contemplated by this Agreement notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, or is altered by a term required by the Securities Exchange Commission to be included in the Registration Statement, this Agreement shall continue in full force and effect without said provision; provided that if the removal of such provision materially changes the economic benefit of this Agreement to the Investor, this Agreement shall terminate under the provisions of Section 6.12.

     7.2 Successors and Assigns. This Agreement shall not be assignable and the Investor shall not have the right under any circumstance to transfer its obligations under this Agreement to any other party.

     7.3 Execution in Counterparts Permitted. This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

     7.4 Titles and Subtitles; Gender. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The use in this Agreement of a masculine, feminine or neither pronoun shall be deemed to include a reference to the others.

     7.5 Written Notices, Etc. Any notice, demand or request required or permitted to be given by the Company or Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, or by facsimile or upon receipt if by overnight or two (2) day courier, addressed to the parties at the addresses and/or facsimile telephone number of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing; provided, however, that in order for any notice to be effective as to the Investor such notice shall be delivered and sent, as specified herein, to all the addresses and facsimile telephone numbers of the Investor set forth at the end of this Agreement or such other address and/or facsimile telephone number as Investor may request in writing.

     7.6 Expenses. Except as set forth in the Registration Rights Agreement, each of the Company and Investor shall pay all costs and expenses that it respectively incurs, with respect to the negotiation, execution, delivery and performance of this Agreement.

     7.7 Entire Agreement; Written Amendments Required. This Agreement, including the Exhibits attached hereto, the Common Stock certificates, the Warrants, the Registration Rights Agreement, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, whether oral, written, or otherwise except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     7.8 Actions at Law or Equity; Jurisdiction and Venue. The parties acknowledge that any and all actions, whether at law or at equity, and whether or not said actions are based upon this Agreement between the parties hereto, shall be filed in any state or federal court sitting in Houston, Texas. Texas law shall govern both the proceeding as well as the interpretation and construction of the Transaction Documents and the transaction as a whole. In any litigation between the parties hereto, the prevailing party, as found by the court, shall be entitled to an award of all attorney's fees and costs of court. Should the court refuse to find a prevailing party, each party shall bear its own legal fees and costs.

     8. Subscription and Wiring Instructions; Irrevocability.

                     8.1  Subscription

                    (a) Wire transfer of Subscription Funds. Investor may deliver Put Dollar Amounts (as payment towards any Put Share Price) by wire transfer, to the Company pursuant to a wire instruction letter to be provided by the Company, and signed by the Company.

                    (b) Irrevocable Subscription. Investor hereby acknowledges and agrees, subject to the provisions of any applicable laws providing for the refund of subscription amounts submitted by Investor, that this Agreement is irrevocable and that Investor is not entitled to cancel, terminate or revoke this Agreement or any other agreements executed by such Investor and delivered pursuant hereto, and that this Agreement and such other agreements shall survive the death or disability of such Investor and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Securities subscribed for are to be owned by more than one person, the obligations of all such owners under this Agreement shall be joint and several, and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives and assigns.

     8.2 Acceptance of Subscription. Ownership of the number of securities purchased hereby will pass to Investor upon the Warrant Closing or any Put Closing.

     9. Indemnification.

     In consideration of the Investor's execution and delivery of the Investment Agreement, the Registration Rights Agreement and the Warrants (the "Transaction Documents") and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Investor and all of its stockholders, officers, directors, employees and direct or indirect investors and any of the foregoing person's agents, members, partners or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorney's fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or documents, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document, (c) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, or (d) claims made by third parties against any of the Indemnitees based on a violation of Section 5 of the Securities Act caused by the integration of the private sale of common stock to the Investor and the public offering pursuant to the Registration Statement.

     To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company (or the Investor, as applicable) shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which it would be required to make if such foregoing undertaking was enforceable which is permissible under applicable law.

     Promptly after receipt by an Indemnified Party of notice of the commencement of any action pursuant to which indemnification may be sought, such Indemnified Party will, if a claim in respect thereof is to be made against the other party (hereinafter "Indemnitor") under this Section 9, deliver to the Indemnitor a written notice of the commencement thereof and the Indemnitor shall have the right to participate in and to assume the defense thereof with counsel reasonably selected by the Indemnitor, provided, however, that an Indemnified Party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of such counsel to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential conflicts of interest between such Indemnified Party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the Indemnitor within a reasonable time of the commencement of any such action, if prejudicial to the Indemnitor's ability to defend such action, shall relieve the Indemnitor of any liability to the Indemnified Party under this Section 9, but the omission to so deliver written notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnified Party other than under this
Section 9 to the extent it is prejudicial.

     10. Accredited Investor. Investor is an Accredited Investor because (check all applicable boxes):

           (a)     [ ]         it is an organization described in Section
                               501(c)(3) of the Internal Revenue Code, or a corporation, limited duration company, limited liability company, business trust, or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

           (b)     [ ]         any trust, with total assets in excess of
                               $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

           (c)     [ ]         a natural person, who

                   [ ] is a director, executive officer or general partner of the issuer of the securities being offered or sold or a director, executive officer or general partner of a general partner of that issuer.

                   [ ] has an individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeding $1,000,000.

                   [ ] had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

           (d)     [X]         an entity each equity owner of which is an
                               entity described in a - b above or is an individual who could check one (1) of the last three (3) boxes under subparagraph (c) above.

     The undersigned hereby subscribes the Maximum Offering Amount and acknowledges that this Agreement and the subscription represented hereby shall not be effective unless accepted by the Company as indicated below.

     IN WITNESS WHEREOF, the undersigned Investor does represent and certify under penalty of perjury that the foregoing statements are true and correct and that Investor by the following signature(s) executed this Agreement.

Dated this 25th day of July, 2002


Texas Commercial Resources, Inc.

By:     /s/                                                       .
    ---------------------------------------------------------------
           B. Britt Brooks, Vice President

Address:   7500 San Felipe, Suite 475
                     Houston, Texas 77002

Investor:

Goldbridge Capital, LLC.
1240 Blalock Rd., Ste. 150
Houston, Texas 77055
Facsimile: (713) 266-3701

By:    /s/                                                       .
   ---------------------------------------------------------------
Name:  James W. Carroll, President

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT


                               [See Exhibit 10.2]

                                    EXHIBIT B

                               OPINION OF COUNSEL


                                    [Omitted]


                                    EXHIBIT C

                             CAPITALIZATION SCHEDULE

-------------------------- --- -------------------------------------------------------------------------------------------------
                9,081,400      Outstanding shares of common stock, par value $0.01 per share, 100,000,000 shares authorized
-------------------------- --- -------------------------------------------------------------------------------------------------
                5,000,000      Shares of common stock registered for sale to Goldbridge Capital
-------------------------- --- -------------------------------------------------------------------------------------------------
                1,000,000      Shares or common stock reserved for issuance upon conversion of Series A 8% convertible preferred stock, $1.00 par value per share
-------------------------- --- -------------------------------------------------------------------------------------------------
                  114,000      Shares of common stock reserved for issuance upon conversion of Series B convertible preferred stock, $1.00 par value per share
-------------------------- --- -------------------------------------------------------------------------------------------------
                  750,000      Shares of common stock reserved for issuance upon exercise of warrants issued to Goldbridge
                               Capital
-------------------------- --- -------------------------------------------------------------------------------------------------
                  750,000      Shares of common stock reserved for issuance upon
                               exercise of warrants issued to employees of
                               Visual Intelligence Systems, Inc.
-------------------------- --- -------------------------------------------------------------------------------------------------
                  167,259      Shares reserved for issuance upon exercise of
                               options held by employees of Visual Intelligence
                               Systems, Inc.
-------------------------- --- -------------------------------------------------------------------------------------------------
                1,000,000      Shares of common stock issuable in connection with the acquisition of Crossroads Environmental
-------------------------- --- -------------------------------------------------------------------------------------------------
                  300,000      Shares of common stock issuable in connection with the acquisition of Myriad Gas
-------------------------- --- -------------------------------------------------------------------------------------------------
                   75,000      Shares of common stock issuable to Gene Thomas
-------------------------- --- -------------------------------------------------------------------------------------------------
                               Shares of common stock issuable to Tribe Investment Partners
-------------------------- --- -------------------------------------------------------------------------------------------------
                  125,000      Shares of common stock issuable to Boxer Capital Ltd.
-------------------------- --- -------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                              DISCLOSURE DOCUMENTS



                    See Registration Statement on Form SB-2.

                                    EXHIBIT E

                             SCHEDULE OF EXCEPTIONS


                                      None

                                    EXHIBIT F

                               ADVANCE PUT NOTICE



Texas Commercial Resources, Inc., (the "Company") hereby intends, subject to the Individual Put Limit (as defined in the Investment Agreement), to elect to exercise a Put to sell the number of shares of Common Stock of the Company specified below, to Goldbridge Capital, LLC, the Investor, as of the Intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Goldbridge Capital, LLC dated July 25, 2002.


                 Date of Advance Put Notice: ___________________


                 Intended Put Date :___________________________


                 Intended Put Share Amount: __________________

                 Company Designation Minimum Put Share Price (Optional):

                 ----------------------------------------.

                                      Texas Commercial Resources, Inc.,



                                      By:
                                         Name/Title


                                      Address:
                                      Company Contact

                                      ==================================
                                      Telephone _________________________
                                      Facsimile  ________________________

                                    EXHIBIT G

                       CONFIRMATION of ADVANCE PUT NOTICE


Goldbridge Capital, LLC, the Investor, hereby confirms receipt of Texas Commercial Resources, Inc., (the "Company") Advance Put Notice on the Advance Put Date written below, and its intention to elect to exercise a Put to sell shares of common stock ("Intended Put Share Amount") of the Company to the Investor, as of the intended Put Date written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Investor dated July 25, 2002.


                         Date of Confirmation: ____________________

                         Date of Advance Put Notice: _______________

                         Intended Put Date: ________________________

                         Intended Put Share Amount: ________________

                         Company Designation Minimum Put Share Price (Optional):
                         ------------------------------------------------------.

                                   INVESTOR(S)

                                   Goldbridge Capital, LLC
                                   Investor's Name

                                   By: ________________________________
                                      (Signature)
                              Address: ____________________________________

                                       ------------------------------------

                                       ------------------------------------

                        Telephone No.: ___________________________________

                        Facsimile No.: ___________________________________

                                    EXHIBIT H

                                   PUT NOTICE

Texas Commercial Resources, Inc., (the "Company") hereby elects to exercise a Put to sell shares of common stock ("Common Stock") of the Company to Goldbridge Capital, LLC, the Investor, as of the Put Date, at the Put Share Price and for the number of Put Shares written below, all pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and the Investor dated July 25, 2002.

                      Put Date :_________________

                      Intended Put Share Amount
                      (from Advance Put Notice):_________________ Common Shares


                      Company Designation Minimum Put Share Price (Optional):
                      ---------------------------------------------------------.



Note: Capitalized terms shall have the meanings ascribed to them in this Investment Agreement.




                      Texas Commercial Resources, Inc.,


                      By:
                         Name/Title
                      Address:

                                    EXHIBIT I

                           TRANSFER AGENT INSTRUCTIONS


                                     Omitted

                                    EXHIBIT J

                              REGISTRATION OPINION


                                     Omitted

                                    EXHIBIT K

                             PUT CANCELLATION NOTICE


Texas Commercial Resources, Inc., (the "Company") hereby cancels the Put specified below, pursuant to that certain Investment Agreement (the "Investment Agreement") by and between the Company and Goldbridge Capital, LLC dated July 25, 2002, as of the close of trading on the date specified below (the "Cancellation Date," which date must be on or after the date that this notice is delivered to the Investor), provided that such cancellation shall not apply to the number of shares of Common Stock equal to the Truncated Put Share Amount (as defined in the Investment Agreement).




                      Cancellation Date: _____________________

                      Put Date of Put Being Canceled: __________

                      Number of Shares Put on Put Date: _________

                      Reason for Cancellation (check one):

                          [   ] Material Facts, Ineffective Registration Period.

                          [   ] Delisting Event


The Company understands that, by canceling this Put, it must give twenty (20) Business Days advance written notice to the Investor before effecting the next Put.




                      Texas Commercial Resources, Inc.
                      By:
                        Name / Title

                                    EXHIBIT L

                      PUT CANCELLATION NOTICE CONFIRMATION


The undersigned Investor to that certain Investment Agreement (the "Investment Agreement") by and between the Texas Commercial Resources, Inc., and Goldbridge Capital, LLC dated July 25, 2002, hereby confirms receipt of Texas Commercial Resources, Inc., (the "Company") Put Cancellation Notice, and confirms the following:


                      Date of this Confirmation: ________________


                      Put Cancellation Date : ___________________






                                   INVESTOR(S)

                                   Goldbridge Capital, LLC
                                   Investor's Name

                                   By: ________________________________
                                             (Signature)

                              Address: ___________________________________

                                       -----------------------------------

                                       -----------------------------------

                        Telephone No.: ___________________________________

                        Facsimile No.: ___________________________________

                                    EXHIBIT M


                        TEXAS COMMERCIAL RESOURCES, INC.


                                     WARRANT


THIS WARRANT AND THE SECURITIES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, SHALL HAVE BECOME EFFECTIVE WITH REGARD TO THE WARRANT SHARES, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.


AN INVESTMENT IN THESE SECURITIES INVOLVES A HIGH DEGREE OF RISK. HOLDERS MUST RELY ON THEIR OWN ANALYSIS OF THE INVESTMENT AND ASSESSMENT OF THE RISKS INVOLVED.


Warrant to Purchase
750,000 shares

                        Warrant to Purchase Common Stock
                                       of
                        Texas Commercial Resources, Inc.


     THIS CERTIFIES that Goldbridge Capital, LLC, (the "Holder") or any subsequent holder, has the right to purchase from Texas Commercial Resources, Inc., a Texas corporation (the "Company"), up to 750,000 fully paid and nonassessable shares of the Company's common stock, $0.001 par value per share ("Common Stock"), subject to adjustment as provided herein, at a price equal to Forty Cents, ($0.40) per share , at any time beginning on the Date of Issuance (defined below) and ending at 5:00 p.m., New York, New York time the date that is five (5) years after the Date of Issuance (the "Exercise Period").


     Holder agrees with the Company that this Warrant to Purchase Common Stock of the Company (this "Warrant") is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth below.

     Date of Issuance, Term, and Vesting of Warrant Rights.

     The issuance date of this warrant is July 25, 2002. ("Date of Issuance"). The term of this Warrant is five (5) years from the Date of Issuance, (the "Term").

     This Warrant is exercisable as to one-half of the Warrant Shares ten business days after the Company has received the Closing Documents from Holder, i.e., the end of the Due Diligence Period, as the same may be extended, as referenced in the Discretionary Drawdown Offering Term Sheet Agreement dated on or about January 25, 2002, between Holder and Company (the "Letter of Agreement"). This Warrant is exercisable as to an additional one-eighth of the Warrant Shares after each of the first four six-month anniversary dates of the Date of Issuance.


     If the Company does not execute the Closing Documents, this Warrant shall be exercisable for no more than one-half of the Warrant Shares, and if the Company terminates the Discretionary Drawdown Offering transaction in writing before the end of the Due Diligence Period, this Warrant shall not be exercisable for any shares of the Company and shall be returned to the Company by the Holder.

                                    Exercise.

Manner of Exercise. During the Term of this Warrant, it may be exercised as to all or any lesser number of full shares of Common Stock upon surrender of this Warrant, with the Exercise Form, attached as Exhibit A (the "Exercise Form") together with the full Exercise Price (as defined below) for each share of Common Stock for which this Warrant is exercised, at the office of the Company,
Attention: Mr. Britt Brooks, or at such other office or agency as the Company may designate in writing, with an advance copy of the Exercise Form sent to the Company and its Transfer Agent.


Date of Exercise. The "Date of Exercise" of the Warrant shall be the date that the advance copy of the completed and executed Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. If the Holder has not sent advance notice by facsimile, the Date of Exercise shall be the date the original Exercise Form is received by the Company.


Cancellation of Warrant. As soon as practical after the Date of Exercise Holder shall be entitled to receive Common Stock for the number of shares purchased upon the Exercise of this Warrant, and if this Warrant is not exercised in full, Holder shall be entitled to receive a new Warrant (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to the Common Stock purchased.


Holder of Record. The person or entity whose name appears on this Warrant shall be deemed to be the Holder of record of such shares on the Date of Exercise of this Warrant. Nothing in this Warrant shall be construed as conferring upon Holder any rights as a stockholder of the Company.

                       Payment of Warrant Exercise Price.

           The Exercise Price per share ("Exercise Price") shall initially equal $0.40. If the Date of Exercise is more than six (6) months after the Date of Issuance, the Exercise Price shall be reset on each six month anniversary of the Date of Issuance to equal the lesser of (i) the then current Exercise Price, or
(ii) 110% of the lowest Closing Price during the ten trading days immediately preceding the six-month anniversary date. Payment of the Exercise Price may be made in any of the following ways, at the election of Holder:

Cash Exercise:  cash, bank or cashiers check or wire transfer; or

Cashless Exercise: The Holder, at its option, may exercise this Warrant in a cashless exercise transaction under this subsection only if the Issuer does not have an effective registration statement including the shares on any Date of Exercise.


     In order to effect a Cashless Exercise, the Holder shall surrender this Warrant together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

                                  X = Y (A-B)/A

where:
           X = the number of shares of Common Stock to be issued to Holder.

           Y = the number of shares of Common Stock for which this Warrant is being exercised.

           A = the Market Price of one (1) share of Common Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the Closing Price of the Common Stock for the trading day prior to the Date of Exercise (the "Closing Price"), as reported by the principal market on which the stock is traded. If the Common Stock is/was not traded during the trading day prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price.

           B = the Exercise Price.


     For purposes hereof, the term "Closing Price" shall mean the last price at which a trade was executed on the Nasdaq Small Cap Market, the Nasdaq National Market System ("NMS"), the American Stock Exchange, the New York Stock Exchange, or the OTC Electronic Bulletin Board, or if no longer traded in one of these exchanges or markets, the "Closing Price" shall equal the closing price on the principal national securities exchange or the over-the-counter system on which the Common Stock is so traded and, if not available, the last closing bid price as reported by National Quotation Bureau, Inc. prior to the Date of Exercise.


     For purposes of Rule 144 and Section (3)(ii) hereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and agreed that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall have commenced on the date this Warrant was issued.

                           Transfer and Registration.

Transfer Rights. Subject to Section 8, this Warrant may be transferred on the books of the Company, in whole or in part, upon surrender of this Warrant properly completed and endorsed. As soon as practicable, the person to whom a transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and Holder shall be entitled to receive a new Warrant as to the portion retained.


Registrable Securities. In addition to any other registration rights of the Holder, if the Common Stock issuable upon exercise of this Warrant is not registered for resale at the time the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its Common Stock under the Act (other than a registration relating solely for the sale of securities to participants in a Company stock plan or a registration on Form S-4 promulgated under the Act or any successor or similar form registering stock issuable upon a reclassification, upon a business combination involving an exchange of securities, or upon an exchange offer for securities of the issuer or another entity)(a "Piggyback Registration Statement"), the Company shall cause to be included in such Piggyback Registration Statement ("Piggyback Registration") all of the Common Stock issuable upon the exercise of this Warrant ("Registrable Securities") to the extent such inclusion does not violate the registration rights of any other securityholder of the Company granted prior to the Date of Issuance; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Act and disposed of pursuant thereto or (ii) registration under the Act is no longer required for immediate public distribution within a 90-day period of such security as a result of the provisions of Rule 144.


Limitation on Obligations to Register. In the case of an underwritten public offering by the Company, if the managing underwriter determines and advises in writing that the inclusion in the registration statement of all Registrable Securities proposed to be included would interfere with the successful marketing of the securities proposed to be registered by the Company, then the number of such Registrable Securities to be included in the Piggyback Registration Statement shall be allocated among all Holders who had requested Piggyback Registration in the proportion that the number of Registrable Securities which each such Holder seeks to register bears to the total number of Registrable Securities sought to be included by all Holders.

                           Anti-Dilution Adjustments.

Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then Holder, upon Exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

Recapitalization or Reclassification.


Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares (a "Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be increased in direct proportion to the increase in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be proportionally decreased.

Reverse Stock Split. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a smaller number of shares (a "Reverse Stock Split"), then upon the effective date thereof, the number of shares of Common Stock which Holder shall be entitled to purchase upon Exercise of this Warrant shall be proportionately decreased and the Exercise Price shall be proportionally increased. The Company shall give Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

Distributions. If the Company shall at any time distribute, for no consideration, to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding years) then, Holder shall be entitled to receive, upon Exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board of Directors of the Company in its discretion) and the denominator of which is such Exercise Price.


Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exerciseable into such class and type of securities or other assets as Holder would have received had Holder exercised this Warrant immediately prior to such Corporate Change.

Exercise Price Adjusted. No adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more.


Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, Holder shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

                            No Fractional Interests.

     No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, Holder may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, Holder would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon exercise shall be the next higher number of shares.

                             Reservation of Shares.

     The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for the Exercise of this Warrant and payment of the Exercise Price. The Company covenants and agrees that upon the Exercise of this Warrant, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

                            Restrictions on Transfer.

Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of Regulation D and exempt from state registration under applicable state laws. The Warrant and the Common Stock issuable upon the Exercise of this Warrant may not be pledged, transferred, sold or assigned except pursuant to an effective registration statement or unless the Company has received an opinion from the Company's counsel to the effect that such registration is not required, or the Holder has furnished to the Company an opinion of the Holder's counsel, which counsel shall be reasonably satisfactory to the Company, to the effect that such registration is not required; the transfer complies with any applicable state securities laws; and, if no registration covering the resale of the Warrant Shares is effective at the time the Warrant Shares are issued, the Holder consents to a legend being placed on certificates for the Warrant Shares stating that the securities have not been registered under the Securities Act and referring to such restrictions on transferability and sale.

Assignment. If Holder can provide the Company with reasonably satisfactory evidence that the conditions of (a) above regarding registration or exemption have been satisfied, Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. In such event, Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) business days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

                            Benefits of this Warrant.

     Nothing in this Warrant shall confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

                                 Applicable Law.

     This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Texas, without giving effect to conflict of law provisions.

                                Loss of Warrant.

     Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver an identical new Warrant.

                               Notice or Demands.

     Notices or demands to be given or made by Holder to or on the Company shall be sufficiently given or made if sent by overnight mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to the Company as set forth in Section 2(a) above. Notices or demands to be given or made by the Company to or on Holder shall be sufficiently given or made if sent by overnight mail, certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of Holder set forth in the Company's records, until another address is designated in writing by Holder.



     IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 25th day of July, 2002.


                                      Texas Commercial Resources, Inc.
                                      7500 San Felipe Drive, Suite 475
                                      Houston, Texas  77063

                                      By:  ________________________________
                                           Britt Brooks, CFO

                                    EXHIBIT A

                            EXERCISE FORM FOR WARRANT

                      TO: Texas Commercial Resources, Inc.


     The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock (the "Common Stock") of Texas Commercial Resources, Inc., a Texas corporation (the "Company"), evidenced by the attached warrant (the "Warrant"), and makes payment of the exercise price with respect to such shares in full, in accordance with the conditions and provisions of said Warrant. This is a (circle one: Cash / Cashless) Exercise.


1 The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of the Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, if appropriate, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the undersigned and delivered to the undersigned at the address below:

Goldbridge Capital, LLC

Date: _______________________________


-------------------------------------
Signature  /  Title

Address: _____________________________

--------------------------------------
--------------------------------------
------------------------------------



NOTICE

The signature to the foregoing Exercise Form must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever, or if for an entity other than an individual, must be the authentic signature of an authorized signer with the power to act for that entity.
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



                                    EXHIBIT B
                                   ASSIGNMENT
                           (To be executed by a Holder
                        desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached warrant (the "Warrant") hereby sells, assigns and transfers to the person or persons named below the right to purchase _______ shares of the Common Stock of Texas Commercial Resources, Inc., evidenced by the attached Warrant and does irrevocably constitute and appoint the Company attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Goldbridge Capital, LLC

Date: _______________________________

------------------------------------
Signature  /  Title

Address: _____________________________

--------------------------------------

--------------------------------------



Assignee 1:

--------------------------------------
Name:

--------------------------------------
Number of Shares Transferred:

--------------------------------------
Address:

--------------------------------------


Assignee 2:

--------------------------------------
Name:

--------------------------------------
Number of Shares Transferred:

--------------------------------------
Address:

--------------------------------------


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